UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 16, 2025

Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

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SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Membership Interest Purchase Agreement

On April 16, 2025, Body and Mind, Inc.’s (“Company”) wholly owned subsidiary DEP Nevada, Inc. (“DEP”) entered into a Membership Interest Purchase Agreement (the “NMG LB MIPA”) with SGC Retail Partners LLC (“SGC”) and NMG Long Beach, LLC (“NMG LB”), whereby DEP agreed to sell 100% of the membership interests of NMG LB (the “Interests”) to SGC in exchange for an aggregate purchase price of $856,250 (the “NMG LB Purchase Price”), of which:

(a)	$100,000 was already delivered to DEP on or about September 17, 2024 (the “Deposit”);
(b)	$595,000 shares be paid to DEP on the First Closing Date (as defined in the NMG LB MIPA); and
(c)

$161,250 shall be paid to DEP on the Second Closing Date (as defined in the NMG LB MIPA), provided that: (i) $156,250 shall be credited to SGC and deemed paid in consideration for SGC having assumed the operational costs of NMG LB as of the First Closing Date, and (ii) SGC shall pay to DEP the remaining $5,000.

The First Closing Date shall be no later than two (2) business days after the last of the conditions to the First Closing (as defined in the NMG LB MIPA) set forth in Article III of the NMG LB MIPA have been satisfied or waived, whereby DEP shall transfer to SGC 80% of the Interests. Upon the First Closing and provided the Second Closing (as defined in the NMG LB MIPA) occurs, DEP agrees that despite retaining 20% of the Interests until the Second Closing, DEP retains voting rights as provided in NMB LB’s First Amended and Restated Operating Agreement, but waives any and all economic rights or benefits as a result of such retained ownership, including rights to distributions, dividends, and to issue, sell, or redeem Interests, from NMB LB as of an after entering into the NMG LB MIPA.

The Second Closing shall take place after the last of the conditions to the Second Closing set forth in Article IV of the NMG LB MIPA have been satisfied or waived, whereby DEP shall transfer to SGC the remaining 20% of the Interests.

The First Closing and Second Closing are subject to the approval of the California Department of Cannabis Control (“DCC”) and the City of Long Beach (the “City”), as well as the consent of the landlord with respect to the lease of the Facility, giving consent to the change of control of NMG LB resulting from the NMG LB MIPA, as required under the lease.

On or before the First Closing, SGC and NMG LB will enter into a management services agreement (the “MSA”) pursuant to which SGC shall manage the business operations at the Facility (as defined in the NMG LB MIPA) in connection with the transactions contemplated under the NMG LB MIPA, at SGC’s sole cost and expense (including SGC’s assumption, during the term of the MSA, of NMG LB’s operational costs including payroll, rent and insurance).

The closing deliverables for the First Closing under the NMG LB MIPA includes, among other things (i) an officer’s certificate of each of DEP and SGC certifying the conditions of Article III of the NMG LB MIPA have been fulfilled, (ii) an assignment and assumption of the membership interest, (iii) landlord consent, (iv) certain tax forms, (v) executed MSA, (vi) resignation letter of each manager and officer (if any) of NMG LB, (vii) consents of the members and manager of NMG LB, (viii) second amended and restated operating agreement for NMG LB, and (ix) such other certificates, documents, schedules, agreements, resolutions, consents, approvals, rulings or other instruments required by the NMG LB MIPA, or as reasonably requested by SGC.

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The closing deliverables for the Second Closing under the NMG LB MIPA includes, among other things (i) an officer’s certificate of each of DEP and SGC certifying that the conditions of Article IV of the NMG LB MIPA have been fulfilled, and (ii) an assignment and assumption of membership interest.

The foregoing descriptions of the NMG LB MIPA does not purport to be complete and is subject to, and qualified in its entirety by the NMG LB MIPA, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Management Services Agreement

On or before the First Closing, SGC and NMG LB will enter into a MSA, whereby SGC shall manage the Facility and all of NMG LB’s operations at the Facility at SGC’s sole cost and expense without right of reimbursement from NMG LB in exchange for SGC receiving a management services fee equal to 100% of the monthly Net Profits (as defined in the MSA). Unless terminated sooner in accordance with the terms of the MSA, the term (the “Term”) of the MSA shall commence on the effective date and continue until the earliest of the occurrence of any of the following events: (a) termination of the NMG LB MIPA; (b) the City and/or DCC makes a final non-appealable determination denying the approval of the MSA; (c) a Governmental Authority makes a final and non-appealable determination that the terms of the MSA are in contravention of Applicable Law; or (d) upon the final closing of the NMG LB MIPA.

During the Term, NMG LB will provide SGC with complete access to the Facility and all software, accounts, systems and information necessary in order to enable SGC to perform its obligations and exercise its rights under the MSA, including SGC’s control over the operation, management and use of the Facility.

NMG LB and SGC acknowledge that, subject to the terms and conditions set forth in the MSA, SGC will have absolute control and discretion over all decision making, including the day-to-day operations at the Facility.

SGC may incur any debt, obligation, or liability for or on behalf of NMG LB as necessary to carry out the management services and may otherwise establish and negotiate the terms and conditions of agreements with third parties to further the purpose of NMG LB’s business. SGC shall not cause NMG LB to enter into any agreement, obligation, or contract in excess of $50,000 without DEP’s prior written consent, such consent not to be unreasonably withheld and only due to a material detriment to DEP as agreed between the parties; and in the event that the parties cannot agree on such detriment, consent may not be withheld.

The foregoing description of the MSA does not purport to be complete and is subject to, and qualified in its entirety by the MSA, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On April 21, 2025, the Company issued a news release to announce the agreement to divest the Long Beach dispensary.

A copy of the news release is attached as Exhibit 99.1 hereto.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1	Member Interest Purchase Agreement by and between SGC Retail Partners LLC, DEP Nevada, Inc. and NMG Long Beach, LLC, dated April 16, 2025
10.2	Form of Management Services Agreement between SGC Retail Partners LLC and NMG Long Beach, LLC
99.1	News release dated April 21, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: April 23, 2025	By:	/s/ Michael Mills
Michael Mills President, CEO and Director

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